UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2012

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio		44870-5259
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 5.02 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 4, 2012, Cedar Fair entered into employment agreements with Brian Witherow, its Executive Vice President and Chief Financial Officer, and Kelley Semmelroth, its Executive Vice President and Chief Marketing Officer. In addition, Cedar Fair amended employment agreements with Matt Ouimet, its President and Chief Executive Officer, Richard Zimmerman, its Chief Operating Officer and Philip Bender, its Executive Vice President of Operations.

Employment Agreement with Brian Witherow

Cedar Fair and Brian Witherow entered into an employment agreement on December 4, 2012 (the “Effective Date”). Pursuant to the agreement, Mr. Witherow will receive a base salary at an annual rate of $350,000, which will be reviewed from time to time but not subject to decrease except in the event of salary reductions applicable to substantially all of Cedar Fair’s senior executives. During his employment period, Mr. Witherow will be eligible to participate in Cedar Fair’s cash incentive compensation plans and equity incentive plans, including Cedar Fair’s 2008 Omnibus Incentive Plan at a level appropriate to Executive’s position and performance, as determined by Cedar Fair’s Board of Directors. Mr. Witherow also will be eligible for an annual cash incentive award. Any awards made pursuant to the Omnibus Plan shall immediately vest upon a change in control.

Mr. Witherow is eligible to participate in any benefit and compensation plans, including medical, disability, life insurance, 401(k), and deferred compensation plans, offered by Cedar Fair from time to time on the same basis as other senior executives of Cedar Fair.

Cedar Fair’s Board of Directors may require Mr. Witherow to return his incentive compensation if (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Cedar Fair’s financial statements filed with the Securities and Exchange Commission, (ii) the Board of Directors determines that Mr. Witherow engaged in intentional misconduct that caused or substantially caused the need for the substantial restatement, and (iii) a lower payment would have been made based upon the restated financial results.

If Cedar Fair terminates Mr. Witherow’s employment without cause or because of a disability, or if Mr. Witherow resigns for good reason, as those terms are defined in the agreement, Mr. Witherow is entitled to:

•	Payment of accrued and unpaid base salary, reimbursement of business expenses and payment for accrued and unused vacation days;

•

An amount equal to his base salary, provided that if the termination is during the 24 month period following a change in control, as defined in the agreement, such amount shall equal two and one half times his annual cash compensation, as defined in the agreement, for the previous year;

•	Any unpaid cash incentive award earned with respect to a calendar year ending on or before the date of termination;

•	A pro-rata portion of his cash incentive award for the calendar year of termination, based on actual performance; and

•

Payment of the COBRA continuation coverage premium under Cedar Fair’s medical plan (less the amount of Mr. Witherow’s contribution as if he were an active employee) until the earliest of twelve months after termination, the date he is no longer eligible for COBRA or the date that he obtains other employment with medical benefits.

If Mr. Witherow’s employment is terminated by reason of death, Mr. Witherow or his legal representatives shall be entitled to:

•	Payment of accrued and unpaid base salary, reimbursement of business expenses and payment for accrued and unused vacation days;

•	Any unpaid cash bonus earned with respect to a calendar year ending on or before the date of termination; and

•	A pro-rata portion of his cash bonus for the calendar year of termination, based on actual performance.

•

Payment of the COBRA continuation coverage under Cedar Fair’s medical plan for Mr. Witherow’s spouse and eligible dependents (less the amount of Mr. Witherow’s contribution as if he were an active Employee) for a period of up to twelve months after executive’s death.

Before expiration of his employment period and in accordance with the procedures set forth in the agreement, Mr. Witherow and Cedar Fair shall indicate whether they are willing to enter into a new employment agreement. If Mr. Witherow timely indicates he is willing to enter into a new Agreement and the Company indicates it is not willing to enter into a new Agreement, fails to provide notice or if the parties desire to enter into a new employment agreement, but the new agreement is not executed before expiration of the current employment period and Mr. Witherow’s employment is terminated immediately following expiration, Mr. Witherow shall be entitled to:

•	Payment of accrued and unpaid base salary, reimbursement of business expenses and payment for accrued and unused vacation days;

•	Any unpaid cash bonus earned with respect to a calendar year ending on or before the date of termination;

•	An amount equal to his base salary, payable for the 12 months following termination; and

•

Payment of the COBRA continuation coverage premium under Cedar Fair’s medical plan (less the amount of Mr. Witherow’s contribution as if he was an active employee) until the earliest of twelve months after termination, the date he is no longer eligible for COBRA or the date that he obtains other employment with medical benefits.

Any payments to Mr. Witherow under this agreement with respect to the termination of his employment are subject to execution by him of a general release in favor of Cedar Fair. The agreement also contains customary confidentiality, non-competition, assignment of inventions provisions, and non-disparagement.

The foregoing description of the agreement is qualified by the text of the agreement, a copy of which was filed as Exhibit 10.1 to this Current Report on Form 8-K.

Employment Agreement with Kelley Semmelroth

Cedar Fair and Kelley Semmelroth entered into an employment agreement on December 4, 2012 (the “Effective Date”). Pursuant to the agreement, Ms. Semmelroth will receive a base salary at an annual rate of $250,000, which will be reviewed from time to time but not subject to decrease except in the event of salary reductions applicable to substantially all of Cedar Fair’s senior executives. During her employment period, Ms. Semmelroth will be eligible to participate in Cedar Fair’s cash incentive compensation plans and equity incentive plans, including Cedar Fair’s 2008 Omnibus Incentive Plan at a level appropriate to Executive’s position and performance, as determined by Cedar Fair’s Board of Directors. Ms. Semmelroth also will be eligible for an annual cash incentive award. Any awards made pursuant to the Omnibus Plan shall immediately vest upon a change in control.

Ms. Semmelroth is eligible to participate in any benefit and compensation plans, including medical, disability, life insurance, 401(k), and deferred compensation plans, offered by Cedar Fair from time to time on the same basis as other senior executives of Cedar Fair.

Cedar Fair’s Board of Directors may require Ms. Semmelroth to return her incentive compensation if (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Cedar Fair’s financial statements filed with the Securities and Exchange Commission, (ii) the Board of Directors determines that Ms. Semmelroth engaged in intentional misconduct that caused or substantially caused the need for the substantial restatement, and (iii) a lower payment would have been made based upon the restated financial results.

If Cedar Fair terminates Ms. Semmelroth’s employment without cause or because of a disability, or if Ms. Semmelroth resigns for good reason, as those terms are defined in the agreement, Ms. Semmelroth is entitled to:

•	Payment of accrued and unpaid base salary, reimbursement of business expenses and payment for accrued and unused vacation days;

•

An amount equal to her base salary, provided that if the termination is during the 24 month period following a change in control, as defined in the agreement, such amount shall equal two and one half times her annual cash compensation, as defined in the agreement, for the previous year;

•	Any unpaid cash incentive award earned with respect to a calendar year ending on or before the date of termination;

•	A pro-rata portion of her cash incentive award for the calendar year of termination, based on actual performance; and

•

Payment of the COBRA continuation coverage premium under Cedar Fair’s medical plan (less the amount of Ms. Semmelroth’s contribution as if she were an active employee) until the earliest of twelve months after termination, the date she is no longer eligible for COBRA or the date that she obtains other employment with medical benefits.

If Ms. Semmelroth’s employment is terminated by reason of death, Ms. Semmelroth or her legal representatives shall be entitled to:

•	Payment of accrued and unpaid base salary, reimbursement of business expenses and payment for accrued and unused vacation days;

•	Any unpaid cash bonus earned with respect to a calendar year ending on or before the date of termination; and

•	A pro-rata portion of her cash bonus for the calendar year of termination, based on actual performance.

•	Payment of the COBRA continuation coverage under Cedar Fair’s medical plan for Ms. Semmelroth’s spouse and eligible dependents (less the amount of Ms.

Semmelroth’s contribution as if she were an active Employee) for a period of up to twelve months after executive’s death.

Before expiration of her employment period and in accordance with the procedures set forth in the agreement, Ms. Semmelroth and Cedar Fair shall indicate whether they are willing to enter into a new employment agreement. If Ms. Semmelroth timely indicates she is willing to enter into a new Agreement and the Company indicates it is not willing to enter into a new Agreement, fails to provide timely notice or if the parties desire to enter into a new employment agreement, but the new agreement is not executed before expiration of the current employment period and Ms. Semmelroth’s employment is terminated immediately following expiration, Ms. Semmelroth shall be entitled to:

•	Payment of accrued and unpaid base salary, reimbursement of business expenses and payment for accrued and unused vacation days;

•	Any unpaid cash bonus earned with respect to a calendar year ending on or before the date of termination;

•	An amount equal to her base salary, payable for the 12 months following termination; and

•

Payment of the COBRA continuation coverage premium under Cedar Fair’s medical plan (less the amount of Ms. Semmelroth’s contribution as if she was an active employee) until the earliest of twelve months after termination, the date she is no longer eligible for COBRA or the date that she obtains other employment with medical benefits.

Any payments to Ms. Semmelroth under this agreement with respect to the termination of her employment are subject to execution by him of a general release in favor of Cedar Fair. The agreement also contains customary confidentiality, non-competition, assignment of inventions provisions, and non-disparagement.

The foregoing description of the agreement is qualified by the text of the agreement, a copy of which was filed as Exhibit 10.2 to this Current Report on Form 8-K.

Amendments to Employment Agreements with Matthew A. Ouimet, Richard Zimmerman and Philip Bender

On December 4, 2012, Cedar Fair also amended employment agreements with Matt Ouimet, its President and Chief Executive Officer, Richard Zimmerman, its Chief Operating Officer and Philip Bender, its Executive Vice President of Operations.

Mr. Ouimet’s existing contract was modified to:

•	add a clawback provision allowing the Cedar Fair Board, in appropriate circumstances, to require reimbursement of incentive compensation paid to him within the preceding twenty four months;

•

eliminate threshold levels for incentive cash bonuses and annual equity awards that had been included in his prior employment agreement. During the employment period, Mr. Ouimet will still be eligible to participate in Cedar Fair’s cash incentive compensation plans and equity incentive plans, including Cedar Fair’s 2008 Omnibus Incentive Plan at a level appropriate to his position and performance, as determined by Cedar Fair’s Board of Directors. Mr. Ouimet will also be eligible for an annual cash incentive award as determined by Cedar Fair’s Board of Directors on an annual basis;

•

modify the manner in which his payments are calculated in the event Cedar Fair terminates his employment without cause or Mr. Ouimet resigns for good reason, in each case during the 24 month period following a change in control. Under these circumstances, Mr. Ouimet will receive an amount equal to three times his annual cash compensation, as defined in the agreement; and

•

add a provision that would automatically reduce the amount of payments, distributions and benefits provided to Mr. Ouimet under his employment agreement if those payments would subject Cedar Fair to an excise tax under Section 280G of the Internal Revenue Code.

Mr. Zimmerman’s existing contract was modified to:

•	add a clawback provision allowing the Cedar Fair Board, in appropriate circumstances, to require reimbursement of incentive compensation paid to him within the preceding twenty four months;

•

eliminate threshold levels for incentive cash bonuses and annual equity awards that had previously been included in his employment agreement. During the employment period, Mr. Zimmerman will still be eligible to participate in Cedar Fair’s cash incentive compensation plans and equity incentive plans, including Cedar Fair’s 2008 Omnibus Incentive Plan at a level appropriate to his position and performance, as determined by Cedar Fair’s Board of Directors. Mr. Zimmerman will also be eligible for an annual cash incentive award as determined by Cedar Fair’s Board of Directors on an annual basis;

•

modify the manner in which his payments are calculated in the event Cedar Fair terminates his employment without cause or Mr. Zimmerman resigns for good reason, in each case during the 24 month period following a change in control. Under these circumstances, Mr. Zimmerman will receive an amount based on his annual cash compensation, as defined in the agreement; and

•

modify the provisions regarding the payment of severance to Mr. Zimmerman if Cedar Fair terminates his employment without cause or because of a disability, or if Mr Zimmerman resigns for good reason, as those terms are defined in the agreement, to (1) eliminate a provision that provided for severance payments for to continue for the remaining term of the contract if longer than 12 months, and (2) permit Mr. Zimmerman to receive pro-rata portion of his cash incentive award for the calendar year of termination, based on actual performance.

Mr. Bender’s existing contract was modified to:

•	add a clawback provision allowing the Cedar Fair Board, in appropriate circumstances, to require reimbursement of incentive compensation paid to him within the preceding twenty four months;

•

eliminate an evergreen renewal provision and add a provision requiring that prior to the expiration of his employment period and in accordance with the procedures set forth in the agreement, Mr. Bender and Cedar Fair shall indicate whether they are willing to enter into a new employment agreement;

•

modify the manner in which his payments are calculated in the event Cedar Fair terminates his employment without cause or Mr. Bender resigns for good reason, in each case during the 24 month period following a change in control. Under these circumstances, Mr. Bender will receive an amount based on his annual cash compensation, as defined in the agreement; and

•

modify the provisions regarding the payment of severance to Mr. Bender if Cedar Fair terminates his employment without cause or because of a disability, or if Mr Bender resigns for good reason, as those terms are defined in the agreement, to (1) eliminate a provision that provided for severance payments for to continue for the remaining term of the contract if longer than 12 months, and (2) permit Mr. Bender to receive pro-rata portion of his cash incentive award for the calendar year of termination, based on actual performance.

Under the clawback provision added to each of the amended employment agreements, Cedar Fair’s Board of Directors may require the Executive to return his incentive compensation if (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Cedar Fair’s financial statements filed with the Securities and Exchange Commission, (ii) the Board of Directors determines that the Executive engaged in intentional misconduct that caused or substantially caused the need for the substantial restatement, and (iii) a lower payment would have been made based upon the restated financial results.

The foregoing description of the amended agreements is qualified by the text of the agreements, copies of which were filed as Exhibits 10.3. 10.4 and 10.5 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

10.1	Employment Agreement by and between Cedar Fair, L.P., Cedar Fair Management, Inc., Magnum Corporation and Brian Witherow, dated December 4, 2012.

10.2	Employment Agreement by and between Cedar Fair, L.P., Cedar Fair Management, Inc., Magnum Corporation and Kelley Semmelroth, dated December 4, 2012

10.3	Amended and Restated Employment Agreement by and between Cedar Fair, L.P., Cedar Fair Management, Inc., Magnum Management Corporation and Matthew A. Ouimet, dated December 4, 2012

10.4	Amended and Restated Employment Agreement by and between Cedar Fair, L.P., Cedar Fair Management, Inc., Magnum Management Corporation and Richard Zimmerman, dated December 4, 2012

10.5	Amended and Restated Employment Agreement by and between Cedar Fair, L.P., Cedar Fair Management, Inc., Magnum Management Corporation and H. Phillip Bender, dated December 4, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P. By Cedar Fair Management, Inc., General Partner

By:	/s/ Brian C. Witherow
Brian C. Witherow Executive Vice President and Chief Financial Officer

Date: December 7, 2012